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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements, File Numbers 33-723, 33-24508, 33-78564, 33-78572 and 333-02389.


                                                             ARTHUR ANDERSEN LLP


San Diego, California
May 22, 2000